UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 4, 2005


                        PACKAGING DYNAMICS CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


        Delaware                    000-49741                 32-0009217
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)


         3900 West 43rd Street, Chicago, Illinois               60632
         (Address of Principal Executive Offices)             (Zip Code)


                                (773) 843-8000
             (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Phillip D. Harris will retire from his positions as President, Chief Operating Officer and a member of the board of directors of Packaging Dynamics Corporation (the "Company"), effective as of September 30, 2005.

Item 8.01  Other Events.

         On August 4, 2005, the Company issued a press release announcing Mr. Harris's retirement. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

           (c)   Exhibits.

Exhibit No.     Description
-----------     ---------------------------------------------------------------

Exhibit 99      Packaging Dynamics Corporation Press Release, dated
                August 4, 2005.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PACKAGING DYNAMICS CORPORATION


Dated: August 4, 2005                        By:  /s/ Patrick T. Chambliss
                                                  -----------------------------
                                                  Patrick T. Chambliss
                                                  Vice President, Secretary and
                                                  Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -------------------------------------------------------------

Exhibit 99        Packaging Dynamics Corporation Press Release, dated
                  August 4, 2005.